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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 21, 1997


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


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             DELAWARE                            0-27082                        52-1579474
   (State or Other Jurisdiction                (Commission                   (I.R.S. Employer
         of Incorporation)                    File Number)                 Identification No.)
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                        3810 CONCORDE PARKWAY, SUITE 100
                           CHANTILLY, VIRGINIA  20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 803-3260



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ITEM 5.     OTHER EVENTS.

         On May 21, 1997, Fuisz Technologies Ltd. (the "Company") announced that it has acquired privately-held Pangea, Ltd., a national network marketer of nutritional supplements and skin care products based in Roswell, Georgia. Terms were not disclosed.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)  Exhibit.

                 99.1   Press Release dated May 21, 1997.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FUISZ TECHNOLOGIES LTD.


 Dated:                 , 1997           By:
       -----------------                    -----------------------------
                                             Patrick D. Scrivens
                                             Executive Vice President and
                                             Chief Financial Officer





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                                  EXHIBIT LIST

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 Exhibit No.       Description                                Sequentially Numbered
                                                                      Page
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99.1               Press Release dated May 21, 1997
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